CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Jun. 30, 2016	Dec. 31, 2015
Current Assets:
Allowance for doubtful accounts on trade accounts receivable	$ 16,371	$ 20,972
Noncurrent Assets:
Accumulated depreciation on property and equipment, net	$ 2,903,562	$ 2,871,457
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common stock, shares authorized	1,000,000	1,000,000
Common stock, shares issued	1,015	1,015
Common stock, shares outstanding	1,015	1,015